QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2003

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-692 (Commission File Number)	46-0172280 (IRS Employer Identification No.)

125 South Dakota Avenue Sioux Falls, South Dakota (Address of principal executive offices)		57104 (Zip Code)
(605) 978-2908 (Registrant's telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure.

        On May 15, 2003, NorthWestern Corporation (the "Company") issued a press release discussing results for the first quarter of 2003. The press release also provided an update on the Company's previously-announced turnaround plan. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 7.    Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release of NorthWestern Corporation dated May 15, 2003

*
filed herewith

1

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation
By:	/s/ KIPP D. ORME Kipp D. Orme Vice President and Chief Financial Officer

Date: May 15, 2003

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release of NorthWestern Corporation dated May 15, 2003

*
filed herewith

QuickLinks

  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits